FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2021
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

NOTE 7 - FINANCIAL INSTRUMENTS:

a.	Fair value hierarchy

The Company's financial assets as of December 31, 2020, measured at fair value, are at level 1. The Company has no liabilities measured at fair value in the reported periods.

During the reported periods, there were no transfers of financial assets between Levels 1, 2, or 3 fair value measurements.

b. The carrying amount of cash equivalents, bank deposits, restricted cash, receivables, account payables and accrued expenses approximate their fair value due to their short-term characteristics.

The fair value of the borrowing and Payable in respect of intangible assets purchase is approximately $104 million and $25 million as of June 30, 2021, respectively.